SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report(Date of earliest event reported):
                       September 24, 1998 (August 3, 1998)

                     Sovran Acquisition Limited Partnership
             (Exact name of Registrant as specified in its charter)

                      Delaware                   16-1481551
          (State or other jurisdiction of     (I.R.S. Employer
           incorporation or organization)    Identification No.)

                                 5166 Main St.,
                             Williamsville, NY 14221
               (Address of principal executive offices) (Zip code)

                                  716-633-1850
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets


Sovran Acquisition Limited Partnership (the "Operating Partnership") is the entity through which Sovran Self Storage, Inc. (the "Company") conducts substantially all of the Company's business and owns substantially all of the Company's assets. The Operating Partnership consummated during the period August 3, 1998, through September 24, 1998, the acquisition of 4 self-storage facilities (the "Acquired Facilities"). The 4 facilities totaling approximately 214,000 square feet are located in 2 states and were purchased for approximately $9 million.

The details of the 4 Acquired Properties are incorporated by reference from Item 2 of the Company's Form 8-K Current Report filed on September 25, 1998.




Item 5.  Other Events


The update of the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses of 4 properties reported in a previous 8-K are incorporated by reference from Item 5 of the Company's Form 8-K Current Report filed on September 25, 1998.

Item 7.  Financial Statements and Exhibits

                                                                           Page


Financial Statements Applicable to Real Estate Properties Acquired

The historical financial statements of the 4 facilities acquired by Sovran Acquisition Limited Partnership during the period August 3,
1998, through September 24, 1998, are incorporated by reference herein from Item 7 of Form 8-K Current Report of Sovran Self Storage, Inc.
(the "Company") filed on September 25, 1998.

(b) Pro Forma Financial Information

    * Sovran Acquisition Limited Partnership Pro Forma Combined
       Financial Information                                                 4
    * Sovran Acquisition Limited Partnership Pro Forma Combined
       Balance Sheet as of June 30, 1998                                     5
    * Sovran Acquisition Limited Partnership Pro Forma Combined
       Statement of Operation For the six months ended June 30, 1998         6
    * Sovran Acquisition Limited Partnership Pro Forma Combined
       Statement of Operations For the Year ended December 31, 1997          7
    * Sovran Acquisition Limited Partnership Notes to Pro Forma
       Combined Financial Statements                                         8


(c)   Exhibits

       None

                     Sovran Acquisition Limited Partnership
                    Pro Forma Combined Financial Information


The following unaudited Pro Forma Combined Balance Sheet as of June 30, 1998 and unaudited Pro Forma Combined Statement of Operations for the six months ended June 30, 1998 and the year ended December 31, 1997, have been prepared to reflect the Operating Partnership's acquisition of self storage facilities and the adjustments described in the accompanying notes. The pro forma combined financial information is based on the historical financial statements of Sovran Self Storage, Inc. included in (i.) the Company's 10-Q for the six months ended June 30, 1998, (ii) the Company's 10-K for the year ended December 31, 1997,
(iii) the historical summaries of combined gross revenue and direct operating expenses included in the Company's 8-K Reports dated July 6, 1998, June, 1998 and 8-K/A Report dated April 17, 1998, (iv) the other financial information in the Company's 1997 Annual Report to Shareholders and (v) the Operating Partnership's General Form for Registration of Securities Form 1010, and should be read in conjunction with those financial statements and notes thereto. The Pro Forma Combined Balance Sheet was prepared as if the 8 facilities that were purchased after June 30, 1998, were acquired at that date. The Pro Forma Combined Statements of Operations were prepared as if the 44 self storage facilities acquired in 1997 and the 44 facilities acquired in 1998 were purchased at the beginning of 1997. The combined pro forma financial information is not necessarily indicative of the financial position or results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Operating Partnership's future financial position or results of operations.





                     Sovran Acquisition Limited Partnership
                        Pro Forma Combined Balance Sheet
                                  June 30, 1998
                                 (in thousands)
                                   (unaudited)


                                                  Pro Forma Adjustments
                                     Sovran
                                  Acquisition  Previously              Sovran
                                    Limited     Reported   Acquired  Acquisition
                                  Partnership      4          4       Limited
                                   Historical  Facilities Facilities Partnership
                                    (Note 1)      (Note 2)  (Note 3)  Pro Forma
                                    --------      --------  --------  ---------


Assets
   Investment in storage facilities,
    net                                $436,218   $ 22,700   $  9,051   $467,969
   Cash and cash equivalents .......      2,695        -          -        2,695
   Accounts receivable .............      1,335        -           13      1,348
   Prepaid expenses and other assets      3,030        -          -        3,030
                                          -----                            -----

       Total assets ................   $443,278   $ 22,700   $  9,064   $475,042
                                       ========   ========   ========   ========


Liabilities
   Line of credit ..................   $148,000   $ 11,300   $  8,968   $168,268
   Accounts payable and
    accrued liabilities                   4,591        -           37      4,628
   Deferred revenue ................      2,934        -           59      2,993
   Accrued distributions ...........      6,882        -          -        6,882
   Mortgage payable ................      3,059        -          -        3,059
                                          -----                            -----

       Total liabilities ...........    165,466     11,300      9,064    185,830

Limited partners' capital interest .     12,814     11,400        -       24,214

Partners' Capital
   General partner .................      5,244        -          -        5,244
   Limited partner .................    259,754        -          -      259,754
                                        -------                          -------

       Total partners' capital .....    264,998        -          -      264,998
                                        -------                          -------
       Total liabilities and
        partners' capital              $443,278   $ 22,700   $  9,064   $475,042
                                       ========   ========   ========   ========


See notes to pro forma combined financial information


                     Sovran Acquisition Limited Partnership
                   Pro Forma Combined Statement of Operations
                     For the Six Months ended June 30, 1998
                (in thousands, except per unit data) (unaudited)

                                                         36          4           4
                                       Sovran     Acquisitions  Acquisitions  Acquired
                                     Acquisition    Prior to    Subsequent to Facilities                  Sovran
                                       Limited    June 30, 199  June 30, 1998 Incorporated              Acquisition
                                     Partnership  Preacquisition Previously      by        Pro Forma      Limited
                                      Historical    Pro forma     Reported     reference   Adjustments  Partnership
                                       (Note 1)     (Note 4)      (Note 4)     (Note 4)     (Note 6)    Pro Forma
                                       --------     --------      --------     --------     --------    ---------

Revenues:
     Rental income .....................   $ 30,347    $  3,664   $  1,668   $    629    $       -      $ 36,308
     Interest and other income .........        470          65          8         40            -           583
                                                ---          --          -         --                        ---

         Total revenue .................     30,817       3,729      1,676        669            -        36,891
Expenses:
     Property operations and maintenance      5,983         853        356        165            -         7,357
     Real estate taxes .................      2,498         302         95         36            -         2,931
     General and administrative ........      1,947          48        -          -               10(a)    2,005
     Interest ..........................      3,368       1,868        -          -              699(b)    5,935
     Depreciation and amortization .....      4,547         392        -          -              367(c)    5,306
                                              -----         ---                                  ---       -----

         Total expenses ................     18,343       3,463        451        201          1,076      23,534
                                             ------       -----        ---        ---          -----      ------

Income before extraordinary item .......     12,474         266      1,225        468         (1,076)     13,357
Extraordinary item - loss on
        extinguishment of debt .........       (350)        -          -          -              -          (350)
                                               ----                                                         ----

Net income .............................   $ 12,124    $    266   $  1,225   $    468   $     (1,076)   $ 13,007
                                           ========    ========   ========   ========   ============    ========



Earnings per unit before
     extraordinary item - basic            $   0.98                                                     $   1.02(d)
Extraordinary item                            (0.03)                                                       (0.03)
                                              -----                                                        -----

Earnings per unit - basic                  $   0.95                                                     $   0.99
                                           ========                                                     ========
Earnings per unit - diluted                $   0.95                                                     $   0.99
                                           ========                                                     ========
Dividends declared per unit                $   1.08                                                     $   1.08
                                           ========                                                     ========

Units used in basic per unit
 calculation                               12,754,524                                                    13,161,250

See notes to pro forma combined financial information









                     Sovran Acquisition Limited Partnership
                   Pro Forma Combined Statement of Operations
                      For the Year ended December 31, 1997
                (in thousands, except per unit data) (unaudited)

                                             Sovran
                                          Acquisition       1997                                           Sovran
                                            Limited     Acquisitions        1998                        Acquisition
                                          Partnership  Preacquisition   44 Acquired    Pro Forma          Limited
                                           Historical    Pro forma       Facilities   Adjustments       Partnership
                                            (Note 1)      (Note 5)        Pro forma     (Note 5)         Pro Forma
                                     -------------------------------------------------------------------------

Revenues:
     Rental income .....................   $    48,584   $     4,680   $    18,001  $          -      $       71,265
     Interest and other income .........           770            51           334             -               1,155
                                                   ---            --           ---                             -----
     Total revenue .................            49,354         4,731        18,335             -              72,420
Expenses:
     Property operations and maintenance         9,708         1,020         4,001             -              14,729
     Real estate taxes .................         3,955           397         1,445             -               5,797
     General and administrative ........         2,757            43           -               188(a)          2,988
     Interest ..........................         2,166         1,001           -             8,291(b)         11,458
     Depreciation and amortization .....         7,005           737           -             2,892(c)         10,634
                                                 -----           ---                         -----            ------
         Total expenses ................        25,591         3,198         5,446          11,371            45,606
                                                ------         -----         -----          ------            ------

Net income .............................   $    23,763   $     1,533   $    12,889   $     (11,371)   $       26,814
                                           ===========   ===========   ===========   =============    ==============

Earnings per unit - basic                  $      1.97                                                 $      2.04 (d)
                                           ===========                                                 ===========
Earnings per unit - diluted                $      1.96                                                 $      2.03
                                           ===========                                                 ===========
Dividends declared per unit                $      2.12                                                 $      2.12
                                           ===========                                                 ===========


Units used in basic per unit calculation    12,090,141                                                  13,161,250

See notes to pro forma combined financial information

                     Sovran Acquisition Limited Partnership
                Notes to Pro Forma Combined Financial Statements
                      (in thousands, except per unit data)
                                   (unaudited)


1.       Sovran Acquisition Limited Partnership Historical

The balance sheet and statement of operations as of and for the six months ended June 30, 1998 and the year ended December 31, 1997, include the accounts of Sovran Acquisition Limited Partnership (the "Operating Partnership"). Sovran Acquisition Limited Partnership is the entity through which Sovran Self Storage, Inc. (the "Company") conducts substantially all of the Company's business and owns substantially all of the Company's assets


2.       Balance Sheet - Pro Forma Adjustments -Previously Reported 4 Facilities

These adjustments reflect the 4 acquisitions that occurred subsequent to June 30, 1998, that were reported in the Company's 8-K Report filed July 6, 1998, and were not included in the Sovran Acquisition Limited Partnership Historical June 30, 1998 balance sheet. The cash portion of the purchase price is considered to be an increase in the amounts outstanding under the Operating Partnership's line of credit. The partnership units issued in connection with certain of these facilities are recorded as limited partners' capital interest.


3.       Balance Sheet - Pro Forma Adjustments -4 facilities

This adjustment reflects the acquisition of the 4 facilities detailed in Item 2 of this 8-K that have been purchased subsequent to June 30, 1998. The cash portion of the purchase price is considered to be an increase in the amounts outstanding under the Operating Partnership's line of credit.


4.       Statement of Operations June 30, 1998

36 Acquisitions Prior to June 30, 1998
The statements of operations for the 36 acquisitions prior to June 30, 1998 reflect the results of operations for these facilities for the period not owned by the Operating Partnership during the six months ended June 30, 1998.

4 Acquisitions Subsequent to June 30, 1998 Reported in Previous 8-K
The statements of operations for the 4 acquisitions subsequent to June 30, 1998 reflect the results of operations for these facilities for the period June 30, 1998 which are detailed in Item 5 of this 8-K.

4 Acquired Facilities
The statements of operations for the 4 Acquired Facilities reflect the results of operations for these facilities for the six months ended June 30, 1998, which are reported in the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses incorporated by reference herein.











                     Sovran Acquisition Limited Partnership
                Notes to Pro Forma Combined Financial Statements
                      (in thousands, except per unit data)
                                   (unaudited)


5.       Statement of Operations December 31, 1997

1997 Acquisitions Preacquisition Pro forma
The statements of operations for the 44 acquisitions prior to December 31, 1997 reflect the results of operations for these facilities for the period not owned by the Operating Partnership during the year ended December 31, 1997.

1998 44 Acquired Facilities
The statements of operations for the 44 Acquired Facilities reflect the results of operations for these facilities for the six months ended June 30, 1998, which are reported in the Historical Summaries of Combined Gross Revenue and Direct Operating Expenses included incorporated by reference herein (4 facilities) and in the Company's 8-Ks filed July 6, 1998, June 10, 1998 and 8-K/A filed April 17, 1998.


6.       Pro Forma Adjustments - Statement of Operations

(a) To reflect an estimated increase in general and administrative expenses based on results subsequent to acquisition.

(b) To reflect interest expense on the line of credit utilized to fund the purchase of the acquired or acquisition facilities.

(c) To record additional depreciation expense related to the facilities based on a 39 year life.

(d) Pro forma earnings per unit calculated as if the units outstanding at June 30, 1998 plus the additional units issued in connection with the Acquired Facilities had been outstanding for the entire period presented.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                     Sovran Acquisition Limited Partnership

September 25, 1998                   By:   /S/
                                         ----------------------------
Date                                     David L. Rogers
                                         Chief Financial Officer of
                                         Sovran Holdings, Inc. General Partner